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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

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                                                                                              State of
                                                                                            Incorporation
                                                                                            -------------
SouthTrust Corporation....................................................................  Not Applicable
     SouthTrust of Alabama, Inc...........................................................     Alabama
          SouthTrust Bank.................................................................     Alabama
               SouthTrust Mortgage Corporation............................................     Delaware
               SC Realty, Inc.............................................................     Delaware
                    SC Pavilion, LLC......................................................     Delaware
               Magic City, Inc. ..........................................................     Delaware
                    Magic City Three, Inc. ...............................................     Delaware
               SouthTrust Capital Funding Corporation.....................................     Delaware
               SouthTrust Mobile Services Funding Corporation.............................     Alabama
               First State Service Corporation............................................  North Carolina
               SouthTrust Capital Management, Inc. .......................................  North Carolina
               Minority Business Development Corporation..................................     Georgia
               SouthTrust Development Corporation.........................................     Georgia
               ST Holdings, Inc. .........................................................     Alabama
                    ST Realty 1, Inc. ....................................................     Alabama
                    ST Realty 3, Inc. ....................................................     Alabama
                    ST Realty 4, Inc. ....................................................     Alabama
               HNB Auto Exchange, LLC ....................................................     Alabama
     SouthTrust Life Insurance Company....................................................     Arizona
     SouthTrust Community Reinvestment Company, Inc. .....................................     Alabama
     Southern Financial Advisors, Inc. ...................................................     Alabama
     SouthTrust Securities, Inc. .........................................................     Delaware
          SouthTrust Insurance, Inc. .....................................................     Alabama
          SouthTrust Insurance of Georgia, Inc. ..........................................     Georgia
          SouthTrust Insurance of Mississippi, Inc........................................   Mississippi
          SouthTrust Insurance Agency, Inc. ..............................................     Alabama
     PRN Holdings, Inc. ..................................................................     Delaware
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